SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549


                                        FORM 8-K


                     Current Report Pursuant To Section 13 or 15(d) of
                            the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  January 25, 2002


                                     IMH ASSETS CORP.
          (as Depositor under a Series 2001-4 Indenture, dated as of December 20, 2001 providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2001-4).



           IMPAC CMB TRUST SERIES 2001-4 COLLATERALIZED ASSET-BACKED BONDS
                (Exact name of Registrant as specified in its Charter)


                                       DELAWARE
                     (State or Other Jurisdiction of Incorporation)

               333-06637                  33-071-5871
          (Commission File Number)        (I.R.S. Employer Identification No.)


          1401 DOVE STREET
          NEWPORT BEACH, CALIFORNIA                    92660
          (Address of principal executive offices)     (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (949) 475-3600


     Item 5.  Other Events

     Attached hereto is a copy of the Monthly Remittance Statements to the Certificateholders which was derived from the monthly information submitted by the Master Servicer of the Trust to the Trustee.


     Item 7.  Financial Statement and Exhibits

     Exhibits:  (as noted in Item 5 above)

     Monthly Remittance Statement to the Certificateholders dated as of January 25, 2002.



                                     SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of December 20, 2001.


          Date:  January 21, 2002           By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

          DOCUMENT

          Monthly Remittance Statement to the Certificateholders dated as of January 25, 2002.